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                                                                    EXHIBIT 1(i)

                      TWELFTH AMENDMENT DATED JULY 31, 2001

            TO JANUS ASPEN SERIES TRUST INSTRUMENT DATED MAY 19, 1993

         Pursuant to authority granted by the Trustees, Schedule A of the Trust Instrument is amended as follows to reflect the change in name of Equity Income Portfolio to Core Equity Portfolio:

                                   SCHEDULE A

         Series of the Trust                                   Available Classes
         -------------------                                   -----------------
         Aggressive Growth Portfolio                           Institutional Shares
                                                               Service Shares

         Balanced Portfolio                                    Institutional Shares
                                                               Service Shares

         Capital Appreciation Portfolio                        Institutional Shares
                                                               Service Shares

         Core Equity Portfolio                                 Institutional Shares
                                                               Service Shares

         Flexible Income Portfolio                             Institutional Shares
                                                               Service Shares

         Global Life Sciences Portfolio                        Institutional Shares
                                                               Service Shares

         Global Technology Portfolio                           Institutional Shares
                                                               Service Shares

         Global Value Portfolio                                Service Shares

         Growth Portfolio                                      Institutional Shares
                                                               Service Shares

         Growth and Income Portfolio                           Institutional Shares
                                                               Service Shares

         High-Yield Portfolio                                  Institutional Shares
                                                               Service Shares



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
         International Growth Portfolio                        Institutional Shares
                                                               Service Shares

         Money Market Portfolio                                Institutional Shares
                                                               Service Shares

         Strategic Value Portfolio                             Institutional Shares
                                                               Service Shares

         Worldwide Growth Portfolio                            Institutional Shares
                                                               Service Shares



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